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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 27, 2007

                           SUNRISE SENIOR LIVING, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                    1-16499                54-1746596
(State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)         Identification No.)

                               7902 Westpark Drive
                             McLean, Virginia 22102
               (Address of principal executive offices) (Zip Code)

                                 (703) 273-7500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On February 27, 2007, Sunrise Senior Living, Inc. (the "Company") announced preliminary selected financial data for the quarter ended December 31, 2006. The Company also provided an update on its pending accounting restatement. A copy of the Company's press release is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission or incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   SUNRISE SENIOR LIVING, INC.
                                                   (Registrant)

Date: February 27, 2007                            By:  /s/ Bradley B. Rush
                                                        ------------------------
                                                        Bradley B. Rush
                                                        Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.     Exhibit Name                                        Page No.
-----------     ---------------------------------------------       ------------
99.1            Sunrise Press Release dated February 27, 2007